UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02898_

 Value Line U.S. Government Money Market Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036-6524
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor New York, NY 10036-6524	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 1

DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line U.S. Government Money Market Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

An investment in Value Line U.S. Government Money Market Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00084254

Value Line U.S. Government Money Market Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2011. I encourage you to carefully review this annual report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

For the year ended December 31, 2011, the total return for the Value Line U.S. Government Money Market Fund was 0.02%. This was slightly ahead of the Lipper average U.S. Government money market fund which returned 0.01% for the same twelve-month period(1). The Federal Reserve Board indicated its intent in January 2011 to keep the Fed funds rate(2) between 0% and 0.25% for the foreseeable future. The Federal Reserve Board’s continuation of its low interest rate policy caused money market rates to remain at low levels throughout the year. As a result, similar to many other money market funds, the Adviser has been waiving a portion of its management fees due to the low interest rate environment. As of December 31, 2011, the total net assets of the Fund were $72.5 million and the average days to maturity were 39 days.

We continue to invest in the highest quality securities while looking for opportunities for yield enhancement. U.S. Government, U.S. Agency obligations and other securities fully backed by the federal government comprise 88% of year-end holdings. The remaining assets are invested in first tier commercial paper securities. Rigorous credit surveillance is ongoing in the selection of the highest quality commercial paper credits for purchase as well as for monitoring existing holdings. Consequently the Fund continues to maintain its current strong credit quality/low risk profile.

All of us at the Adviser recognize it was a difficult year for money market funds and appreciate your confidence in us. We continue to welcome the opportunity to serve your investment needs.

Sincerely,

/s/ Mitchell E. Appel
Mitchell E. Appel, President

/s/ Liane B. Rosenberg
Liane B. Rosenberg, Portfolio Manager

(1)
Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intend to keep a constant NAV. An investment cannot be made in a Lipper Average.

(2)	The interest rate charged by the banks with excess reserves at a Federal Reserve District Bank, to banks needing overnight loans to meet reserve requirements.

Value Line U.S. Government Money Market Fund, Inc.

Money Market Fund Shareholders

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth, while stronger, was still disappointing at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak. There were additional pressures on the market coming from Europe stemming from the sovereign debt crisis and increasing fears of a double dip recession.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appeared to satisfy few constituents. It surely did not satisfy Standard & Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

The market posted a strong rally in final quarter of 2011. Investors increased their purchase of risk assets as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.1%.

Value Line U.S. Government Money Market Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/11	Ending account value 12/31/11	Expenses paid during period 7/1/11 thru 12/31/11*
Actual	$1,000.00	$1,000.15	$0.38
Hypothetical (5% return before expenses)	$1,000.00	$1,024.82	$0.39

*
Expenses are equal to the Fund’s annualized expense ratio of 0.08% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2011

Principal Amount		Yield†	Maturity Date	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (42.1%)
$493,000	Federal Home Loan Bank Discount Notes	0.09%	1/6/12	$492,994
1,000,000	Federal Home Loan Bank Discount Notes	0.09	2/10/12	999,900
1,000,000	Federal Home Loan Bank Discount Notes	0.09	2/22/12	999,870
1,500,000	Federal Home Loan Bank Discount Notes	0.09	2/24/12	1,499,798
1,000,000	Federal Home Loan Bank Discount Notes	0.10	3/7/12	999,817
1,000,000	Federal Home Loan Bank Discount Notes	0.07	3/23/12	999,852
690,000	Federal Home Loan Bank Discount Notes	0.06	3/26/12	689,902
2,000,000	Federal Home Loan Bank Discount Notes	0.06	3/28/12	1,999,710
310,000	Federal Home Loan Bank Discount Notes	0.05	3/30/12	309,962
500,000	Federal Home Loan Bank Discount Notes	0.07	4/2/12	499,911
307,000	Federal Home Loan Bank Discount Notes	0.07	6/6/12	306,906
1,003,000	Federal Home Loan Mortgage Corporation Discount Notes	0.04	1/17/12	1,002,982
1,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.07	1/26/12	999,951
544,000	Federal Home Loan Mortgage Corporation Discount Notes	0.06	2/13/12	543,964
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.10	2/21/12	1,999,717
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.08	3/12/12	1,999,704
1,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.08	3/12/12	999,842
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.07	3/19/12	1,999,697
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.08	3/26/12	1,999,622
900,000	Federal Home Loan Mortgage Corporation Discount Notes	0.07	4/9/12	899,839
600,000	Federal Home Loan Mortgage Corporation Discount Notes	0.06	4/23/12	599,896
530,000	Federal Home Loan Mortgage Corporation Discount Notes	0.07	5/15/12	529,861
450,000	Federal National Mortgage Association Discount Notes	0.04	1/19/12	449,991
1,400,000	Federal National Mortgage Association Discount Notes	0.09	2/13/12	1,399,858
1,074,000	Federal National Mortgage Association Discount Notes	0.06	2/22/12	1,073,915
541,000	Federal National Mortgage Association Discount Notes	0.07	2/22/12	540,945
800,000	Federal National Mortgage Association Discount Notes	0.09	2/22/12	799,896
908,000	Federal National Mortgage Association Discount Notes	0.07	5/1/12	907,802
1,000,000	Federal National Mortgage Association Discount Notes	0.06	5/21/12	999,765
1,000,000	Federal National Mortgage Association Discount Notes	0.07	5/30/12	999,729
30,550,000	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
	(Amortized Cost $30,545,598)			30,545,598
	COMMERCIAL PAPER (12.2%)
725,000	Bank of Nova Scotia NY	0.25	1/17/12	724,919
132,000	Caterpillar Financial Services Corp.	0.07	2/27/12	131,985
1,000,000	Emerson Electric Co.	0.07	1/17/12	999,969
1,000,000	John Deere Canada ULC	0.09	1/12/12	999,973
1,000,000	Johnson & Johnson	0.08	3/19/12	999,827
1,000,000	Nestle Capital Corp.	0.05	3/19/12	999,892
1,000,000	Northwest Natural Gas Co.	0.25	3/19/12	999,458

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2011

Principal Amount		Yield†	Maturity Date	Value
$1,000,000	PepsiCo, Inc.	0.05	2/13/12	$999,940
1,000,000	Proctor & Gamble Co. (The)	0.09	1/9/12	999,980
1,000,000	Sanofi-Aventis SA	0.12	3/15/12	999,753
8,857,000	TOTAL COMMERCIAL PAPER
	(Amortized Cost $8,855,696)			8,855,696
	TOTAL INVESTMENT SECURITIES (54.3%)
	(Cost $39,401,294)			39,401,294
	REPURCHASE AGREEMENT (45.5%)
33,000,000	With Morgan Stanley, 0.00%, dated 12/30/11, due 01/03/12, delivery value $33,000,000 (collateralized by $32,025,000 U.S. Treasury Notes 2.1250% due 11/30/14, with a value of $33,702,047)			33,000,000
33,000,000	TOTAL REPURCHASE AGREEMENTS
	(Amortized Cost $33,000,000)			33,000,000
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)			$118,375

	NET ASSETS (100.0%)			$72,519,669

	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($72,519,669 ÷ 72,554,727 shares outstanding)			$1.00

†	The rate shown on discount securities represents the yield or rate at the end of the reporting period.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Assets and Liabilities at December 31, 2011

Assets:
Investment securities, at value (Cost - $39,401,294)	$39,401,294
Repurchase agreement (Cost - $33,000,000)	33,000,000
Cash	134,654
Receivable for capital shares sold	17,724
Receivable from Adviser	9,907
Prepaid expenses	7,056
Total Assets	72,570,635

Liabilities:
Payable for capital shares redeemed	14,598
Dividends payable to shareholders	55
Accrued expenses:
Directors’ fees and expenses	325
Other	35,988
Total Liabilities	50,966

Net Assets	$72,519,669

Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 72,554,727 shares)	$7,255,473
Additional paid-in capital	65,258,808
Undistributed net investment income	5,388

Net Assets	$72,519,669

Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations for the Year Ended December 31, 2011

Investment Income:
Interest	$101,844
Expenses:
Advisory fee	334,889
Transfer agent fees	129,489
Service and distribution plan fees	106,350
Printing and postage	77,072
Auditing and legal fees	67,350
Custodian fees	28,446
Registration and filing fees	25,011
Directors’ fees and expenses	16,563
Insurance	12,914
Other	16,548

Total Expenses Before Fees Waived and Custody Credits	814,632
Less: Advisory Fees Waived	(334,889)
Less: Reimbursement by the Adviser	(279,168)
Less: Service and Distribution Plan Fees Waived	(106,350)
Less: Custody Credits	(744)
Net Expenses	93,481
Net Investment Income	8,363
Net Increase in Net Assets from Operations	$8,363

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2011 and 2010

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$8,363	$12,210
Net realized gain on investments	—	3,914
Net increase in net assets from operations	8,363	16,124

Distributions to Shareholders:
Net investment income	(11,368)	(12,210)
Net realized gain from investment transactions	(4,589)	—
Net decrease in net assets from distributions to shareholders	(15,957)	(12,210)

Capital Share Transactions:
Proceeds from sale of shares	28,474,869	316,109,257
Proceeds from reinvestment of dividends and distributions to shareholders	15,060	11,352
Cost of shares redeemed	(58,038,394)	(339,127,995)
Net decrease in net assets from capital share transactions	(29,548,465)	(23,007,386)
Total Decrease in Net Assets	(29,556,059)	(23,003,472)

Net Assets:
Beginning of year	$102,075,728	$125,079,200
End of year	$72,519,669	$102,075,728
Undistributed net investment income, at end of year	$5,388	$9,068

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line U.S. Government Money Market Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio of 60 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency Obligations	$0	$30,545,598	$0	$30,545,598
Commercial Paper	0	8,855,696	0	8,855,696
Repurchase Agreements	0	33,000,000	0	33,000,000
Total Investments in Securities	$0	$72,401,294	$0	$72,401,294

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2011

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Fund is currently assessing the impact of this guidance on its financial statements.

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended December 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(E) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute, on a daily basis, all of its investment income its shareholders. Therefore, no provision for federal income tax is required.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

Management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2008 through December 31, 2011), and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest in securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares redeemed, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4. Tax Information

At December 31, 2011, the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $72,401,294. At December 31, 2011, there was no unrealized appreciation or depreciation of investments.

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2011

Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $675 and increased accumulated realized gain by $675. Net assets are not affected by these reclassifications.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital loses are used before pre-enactment net capital losses.

The tax character of distributions paid during the years ended December 31, 2011, and December 31, 2010, were as follows:

	2011	2010
Ordinary income	$12,043	$12,210
Capital gain	$3,914	$—
	$15,957	$12,210

At December 31, 2011, the Fund had undistributed ordinary income of $5,388 for tax purposes.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $334,889 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2011. This was computed at an annual rate of 0.4% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries. Beginning April 8, 2009, the Adviser voluntarily agreed to waive a portion of its advisory fee. The fee waived amounted to $334,889 for the year ended December 31, 2011.

The Adviser is voluntarily reimbursing the Fund to maintain a yield of 0.01% to shareholders. The reimbursement amounted to $279,168 for the year ended December 31, 2011. There is no guarantee the Adviser will continue to support the Fund in the future.

The amount of the advisory fee waived is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amounts may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90% and provided the amount of recoupment shall not exceed 0.10% (annualized) of the Fund’s daily average net assets on any day.

As of December 31, 2011, the following amounts were still available for recoupment by the Adviser based upon their potential expiration dates:

2012	2013	2014
$473,207	$471,615	$334,889

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

The Fund had a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2011, fees amounting to $106,350, before fee waivers, were accrued under the Plan. Effective May 1, 2009 through April 30, 2012, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the year ended December 31, 2011, all 12b-1 fees were waived. The Distributor has no right to recoup prior waivers. Effective June 16, 2011, the Fund’s 12b-1 plan was discontinued.

For the year ended December 31, 2011, the Fund’s expenses were reduced by $744 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

The Adviser and the Distributor owned 1,118,801 shares of the Fund’s capital stock, representing 1.54% of the outstanding shares at December 31, 2011. In addition, officers and directors of the Fund as a group owned 6,546 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Money Market Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$1.000	$1.000		$1.000	$1.000	$1.000

Income from investment operations:

Net investment income	0.0002	0.0001		0.001	0.017	0.044
Total from investment operations	0.0002	0.0001		0.001	0.017	0.044

Less distributions:

Dividends from net investment income	(0.0001)	(0.0001)		(0.001)	(0.017)	(0.044)
Distributions from net realized gains	(0.0001)	—		—	—	—
Total distributions	(0.0002)	(0.0001)		(0.001)	(0.017)	(0.044)
Net asset value, end of year	$1.000	$1.000		$1.000	$1.000	$1.000

Total return	0.02%	0.01%		0.08%	1.69%	4.45%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$72,520	$102,076		$125,079	$174,686	$166,907
Ratio of expenses to average net assets(1)	0.97%	0.94	%(3)	0.95%	0.85%	0.83%
Ratio of expenses to average net assets(2)	0.11%	0.26	%(4)	0.44%	0.60%	0.58%
Ratio of net investment income to average net assets	0.01%	0.01%		0.08%	1.62%	4.37%

(1)
Ratio reflects expenses grossed up for custody credit arrangement, waiver of service and distribution plan fees by the Distributor, and waiver and reimbursement of the advisory fee by the Adviser. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursement would have been unchanged for the years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, net of the waiver of the service and distribution plan fees by the Distributor, and net of the waiver and reimbursement of the advisory fee by the Adviser.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line,Inc. of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line,Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line U.S. Government Money Market Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Money Market Fund, Inc. (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 27, 2012

Value Line U.S. Government Money Market Fund, Inc.

Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE U.S. GOVERNMENT MONEY MARKET FUND, INC. (“Fund”)

          The Investment Company Act of 1940 (the “1940 Act”) requires the Fund’s Board of Directors, including a majority of its Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

          In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail money market instrument funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 12 other retail no-load money market instrument funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail no-load money market instrument funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

Value Line U.S. Government Money Market Fund, Inc.

Annual Report (unaudited)

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-today management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”)3 after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

          The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2011. The Board also noted that for various periods, the Fund was effectively managed as a U.S. Government securities money market fund while its Performance Universe included prime money market funds that invest in other types of eligible money market instruments. The Lipper Index also is not limited to U.S. Government securities. The Board noted that the other types of eligible money market instruments generally have higher yields than U.S. Government securities but that they are also subject to greater risk of default than U.S. Government securities.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

2 On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management. It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.

3 On December 23, 2010, the Distributor was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line U.S. Government Money Market Fund, Inc.

Annual Report (unaudited)

          Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board viewed favorably that the Adviser had voluntarily waived part or all of its management fee in the one-year period ended April 30, 2011 (as it previously had done from time to time), and may continue to voluntarily waive part or all of its management fee from time to time in the future. The voluntary waiver may be discontinued or modified by the Adviser at any time and is subject to recoupment as indicated below. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly higher than that of the Expense Group average before giving effect to fee waivers, but substantially lower than that of the Expense Group average and Expense Universe average after giving effect to voluntary and contractual fee waivers applicable to the Fund and funds in the Expense Group and Expense Universe. The Board concluded that the Fund’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board viewed favorably that, in addition to the voluntary waiver of advisory fees, the Adviser had voluntarily reimbursed a portion of the expenses of the Fund in the one-year period ended April 30, 2011(as it previously had done from time to time), and may continue to voluntarily reimburse a portion of the Fund’s expenses from time to time in the future. Such voluntary reimbursement may be discontinued or modified by the Adviser at any time and may be recouped by the Adviser from the Fund within the same calendar year in which the fees were waived or expenses reimbursed and the three subsequent calendar years thereafter (subject to certain limitations). The Board noted that the Distributor had contractually waived the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets, for the one-year period ended April 30, 2011. The Board further noted that, effective June 16, 2011, the Fund’s Service and Distribution Plan (12b-1 Plan) had been terminated and no Rule 12b-1 fee would be payable thereunder in the future. After giving effect to the voluntary and contractual fee waivers and reimbursements applicable to the Fund and certain funds in the Expense Group and Expense Universe, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of both the Expense Group average and the Expense Universe averages. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Fund’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Value Line U.S. Government Money Market Fund, Inc.

Annual Report (unaudited)

          Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually (which level of profitability was negative) and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Fund.

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line U.S. Government Money Market Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended December 31, 2011, the Fund distributed $3,914 from long-term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 13 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line U.S. Government Money Market Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line U.S. Government Money Market Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

                (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                (2) The Registrant’s Board has designated Daniel S.Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President,Chief Investment Officer to Weiss,Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weiss,Peck and Greer(1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2011 - $20,116

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 -$9,504

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2011 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 5, 2012